UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

RPT Realty
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

19 W 44th Street,	Suite 1002
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 221-1261

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest, ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of RPT Realty (the “Company”) held on April 27, 2023, the shareholders of the Company: (1) elected the seven trustee nominees to serve until the annual meeting of shareholders in 2024 and until their successors are duly elected and qualify; (2) ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023; (3) approved, on an advisory basis, the compensation of our named executive officers; and (4) approved, on an advisory basis, the frequency that the Company will seek an advisory vote on the compensation of our named executive officers. Votes representing approximately 93.3% of our outstanding shares were cast. The results of the voting are shown below.

Proposal 1 – Election of Trustees

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Richard L. Federico	76,439,805	1,692,180	2,670,653
Arthur H. Goldberg	73,271,839	4,860,146	2,670,653
Brian L. Harper	76,432,012	1,699,973	2,670,653
Joanna T. Lau	76,547,691	1,584,294	2,670,653
David J. Nettina	75,026,950	3,105,035	2,670,653
Laurie M. Shahon	75,954,155	2,177,830	2,670,653
Andrea M. Weiss	75,862,256	2,269,729	2,670,653

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,289,173	488,773	24,692	—

Proposal 3 – Approval (on an advisory basis) of Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,531,809	3,562,308	37,868	2,670,653

Proposal 4 – Approval (on an advisory basis) on the frequency of future non-binding advisory votes of Named Executive Officer Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
75,456,802	24,077	2,623,811	27,295	2,670,653

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

*104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPT REALTY

Date:	May 1, 2023	By: /s/ MICHAEL P. FITZMAURICE
Michael P. Fitzmaurice
Executive Vice President and Chief Financial Officer